Exhibit 10

                         INDEPENDENT AUDITORS' CONSENT

The Shareholders and Board of Directors
USAA Mutual Fund, Inc.

We consent to the use of our report dated February 1, 2002, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.



                                                     /s/ KPMG LLP


San Antonio, Texas
February 28, 2002

                                                                     Exhibit 10





                         INDEPENDENT AUDITORS' CONSENT

The Shareholders and Board of Directors
USAA Mutual Fund, Inc.

We consent to the use of our report dated February 8, 2002, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.



                                                     /s/ KPMG LLP


San Antonio, Texas
February 28, 2002

                                                                     Exhibit 10


                         INDEPENDENT AUDITORS' CONSENT

The Shareholders and Board of Directors
USAA Mutual Fund, Inc.

We consent to the use of our report dated February 13, 2002, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.



                                                     /s/ KPMG LLP


San Antonio, Texas
February 28, 2002